Pension and Other Post-Retirement Benefit Plans	12 Months Ended
Sep. 30, 2015
Compensation and Retirement Disclosure [Abstract]
Pension and Other Post-Retirement Benefit Plans
PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS

Washington Gas maintains a qualified, trusteed, non-contributory defined benefit pension plan (qualified pension plan) covering most active and vested former employees of Washington Gas. The non-contributory defined benefit pension plan is closed to all employees hired on or after January 1, 2010. Washington Gas accounts for the qualified pension plan and other post-retirement benefit plans under the provisions of ASC 715, Compensation-Retirement Benefits.
Several executive officers of Washington Gas also participate in a non-funded defined benefit supplemental executive retirement plan (DB SERP), a non-qualified pension plan. A rabbi trust has been established for the potential future funding of the DB SERP liability. The DB SERP was closed to new entrants beginning January 1, 2010 and instead, executive officers are eligible to participate in a non-funded defined contribution SERP (DC SERP). In addition, effective January 1, 2010, Washington Gas established a non-funded defined benefit restoration plan (DB restoration) for the purpose of providing supplemental pension and pension-related benefits to a select group of management employees.
WGL subsidiaries offer defined-contribution savings plans to all eligible employees. These plans allow participants to defer on a pre-tax or after-tax basis, a portion of their salaries for investment in various alternatives. We make matching contributions to the amounts contributed by employees in accordance with the specific plan provisions. Total matching contributions to our savings plans were $4.6 million, $4.2 million and $4.3 million during fiscal years 2015, 2014 and 2013, respectively. All employees not participating in the qualified pension plan receive an employer provided supplemental contribution ranging from 4% to 6% depending on years of service. Total supplemental contributions to the plan were $2.1 million, $1.6 million and $0.8 million during fiscal years ended September 30, 2015, 2014 and 2013, respectively.
Washington Gas provides certain healthcare and life insurance benefits for retired employees. Substantially all employees of Washington Gas may become eligible for such benefits if they attain retirement status while working for Washington Gas. Washington Gas accounts for these benefits under the provisions of ASC 715, Compensation-Retirement Benefits. Washington Gas elected to amortize the accumulated post-retirement benefit obligation of $190.6 million existing at the October 1, 1993 adoption date of this standard, known as the transition obligation, over a twenty-year period, which ended in 2013.
On September 25, 2015, the Washington Gas Light Company Retiree Medical Plan was amended to limit the aggregate cost of applicable employer-sponsored coverage, thereby avoiding the 40% excise tax enacted by the Patient Protection and Affordable Care Act of 2010. The resolution, which is effective September 30, 2015 and applies to plan years beginning on or after January 1, 2018, includes a limit of $11,850 per participant, with a maximum limit of $30,950 for family coverage. This amendment resulted in a prior service credit of $26.1 million.
On April 24, 2014, Washington Gas replaced the existing retiree medical benefit plan and dental plan options for Medicare-eligible retirees age 65 and older with a special tax-free Health Reimbursement Account (HRA) plan effective January 1, 2015. With the introduction of the new plan, effective January 1, 2015, participating retirees and dependents will receive a subsidy each year through the HRA account to help purchase supplemental medical and dental coverage in the marketplace. As part of the new HRA plan, participants who enroll in a Medicare Part D prescription drug plan and meet the threshold for Medicare catastrophic prescription drug coverage will be eligible for an additional reimbursement of their out-of-pocket prescription drug costs in excess of the threshold. Retirees and dependents under age 65 will still be covered under the existing Washington Gas Retiree Medical Plan until they become eligible for Medicare at age 65 and can obtain coverage through the new HRA plan. Due to the impact of the amendment, we remeasured the funded status of the plan in April 2014. The funded status of the plan changed by approximately $127.5 million from an underfunded liability to an overfunded asset as a result of the plan amendment. The offsetting amount for this remeasurement was recorded as a decrease to regulatory assets and accumulated other comprehensive income/loss.
Almost all costs associated with Washington Gas’ defined benefit post-retirement plans have historically been, and will continue to be, recovered through Washington Gas’ rates. Therefore, in accordance with ASC Topic 980 and ASC Topic 715, Washington Gas established a regulatory asset/liability for the substantial majority of the unrecognized costs/income associated with its defined benefit post-retirement plans. To the extent these amounts will not be recovered through Washington Gas’ rates, they are recorded directly to “Accumulated other comprehensive loss, net of taxes.”

Obligations and Assets
Washington Gas uses a measurement date of September 30 for its pension, and retiree healthcare and life insurance benefit plans. The following table provides certain information about Washington Gas’ post-retirement benefits:

Post-Retirement Benefits
			Health and Life
(In millions)	Pension Benefits(a)		Benefits
Year Ended September 30,	2015	2014	2015	2014
Change in projected benefit obligation(b)
Benefit obligation at beginning of year	$917.1	$837.4	$343.2	$429.8
Service cost	15.5	14.0	7.1	7.6
Interest cost	39.1	40.4	14.7	18.7
Change in plan benefits	0.6	—	(26.1)	(136.5)
Actuarial loss (gain)	19.2	68.6	(23.7)	38.2
Retiree contributions	—	—	2.0	4.4
Employer group waiver plan rebates	—	—	2.4	0.5
Benefits paid	(44.0)	(43.3)	(19.7)	(19.5)
Projected benefit obligation at end of year(b)	$947.5	$917.1	$299.9	$343.2
Change in plan assets
Fair value of plan assets at beginning of year	$804.7	$745.2	$439.6	$380.9
Actual return on plan assets	19.9	103.3	(0.3)	57.8
Company contributions	1.8	1.7	16.0	16.0
Retiree contributions and employer group waiver plan rebates	—	—	3.6	4.4
Expenses	(2.2)	(2.2)	(0.7)	—
Benefits paid	(44.0)	(43.3)	(19.7)	(19.5)
Fair value of plan assets at end of year	$780.2	$804.7	$438.5	$439.6
Funded status at end of year	$(167.3)	$(112.4)	$138.6	$96.4
Total amounts recognized on balance sheet
Non-current asset	$—	$—	$138.6	$96.4
Current liability	(4.8)	(4.2)	—	—
Non-current liability	(162.5)	(108.2)	—	—
Total recognized	$(167.3)	$(112.4)	$138.6	$96.4
(a)The DB SERP and DB Restoration, included in pension benefits in the table above, have no assets.
(b)For the Health and Life Benefits, the change in projected benefit obligation represents the accumulated benefit obligation.
The following table provides the projected benefit obligation (PBO) and accumulated benefit (ABO) for the qualified pension plan, DB SERP and DB Restoration at September 30, 2015 and 2014.

Projected and accumulated benefit obligation
(In millions)	Qualified Pension Plan		DB SERP		DB Restoration
September 30,	2015	2014	2015	2014	2015	2014
Projected benefit obligation	$892.2	$865.2	$53.0	$50.7	$2.3	$1.2
Accumulated benefit obligation	$822.8	$801.9	$48.7	$46.2	$1.2	$0.7

AMOUNTS RECOGNIZED IN REGULATORY ASSETS/LIABILITIES AND ACCUMULATED OTHER COMPREHENSIVE INCOME
The following table provides amounts recorded to regulatory assets, regulatory liabilities and accumulated other comprehensive loss/(income) at September 30, 2015 and 2014:

Unrecognized Costs/Income Recorded on the Balance Sheet
(In millions)	Pension Benefits		Health and Life Benefits
September 30,	2015	2014	2015	2014
Actuarial net loss	$190.1	$162.6	$43.8	$50.1
Prior service cost (credit)	1.5	1.2	(160.2)	(149.3)
Total	$191.6	$163.8	$(116.4)	$(99.2)
Regulatory asset (liability)(a)	$173.9	$147.9	$(110.5)	$(94.6)
Pre-tax accumulated other comprehensive loss (gain)(b)	17.7	15.9	(5.9)	(4.6)
Total	$191.6	$163.8	$(116.4)	$(99.2)
(a) The regulatory liability recorded on our balance sheets at September 30, 2015 and 2014 is net of a deferred income tax benefit of $6.1 million and $8.2 million, respectively.
(b)The total amount of accumulated other comprehensive loss recorded on our balance sheets at September 30, 2015 and 2014 is net of an income tax benefit of $5.1 million and $4.9 million, respectively.

The following table provides amounts that are included in regulatory assets/liabilities and accumulated other comprehensive loss associated with our unrecognized pension and other post-retirement benefit costs that were recognized as components of net periodic benefit cost during fiscal year 2015.

Amounts Recognized During Fiscal Year 2015
	Regulatory assets/liabilities		Accumulated other comprehensive loss
(In millions)	Pension Benefits	Health and Life Benefits	Pension Benefits	Health and Life Benefits
Actuarial net loss (income)	$16.9	$4.2	$1.8	$0.2
Prior service cost (credit)	0.3	(14.6)	—	(0.7)
Total	$17.2	$(10.4)	$1.8	$(0.5)

The following table provides amounts that are included in regulatory assets/liabilities and accumulated other comprehensive loss associated with our unrecognized pension and other post-retirement benefit costs that are expected to be recognized as components of net periodic benefit cost during fiscal year 2016.

Amounts to be Recognized During Fiscal Year 2016
	Regulatory assets/liabilities		Accumulated other comprehensive loss
(In millions)	Pension Benefits	Health and Life Benefits	Pension Benefits	Health and Life Benefits
Actuarial net loss	$15.3	$1.2	$1.5	$0.1
Prior service cost (credit)	0.2	(16.8)	0.1	(0.9)
Total	$15.5	$(15.6)	$1.6	$(0.8)

Realized and unrealized gains and losses for assets under Washington Gas’ post-retirement benefit plans are spread over a period of five years. Each year, 20% of the prior five years’ asset gains and losses are recognized. The market-related value of assets is equal to the market value of assets less the following percentages of prior years’ realized and unrealized gains and losses on equities: 80% of the prior year, 60% of the second prior year, 40% of the third prior year and 20% of the fourth prior year.

Net Periodic Benefit Cost
The components of the net periodic benefit costs (income) for fiscal years ended September 30, 2015, 2014 and 2013 related to pension and other postretirement benefits were as follows:

Components of Net Periodic Benefit Costs (Income)
(In millions)	Pension Benefits			Health and Life Benefits
Year Ended September 30,	2015	2014	2013	2015	2014	2013
Service cost	$15.5	$14.0	$17.0	$7.1	$7.6	$9.6
Interest cost	39.1	40.4	36.6	14.7	18.7	18.8
Expected return on plan assets	(44.6)	(41.0)	(41.9)	(20.8)	(19.3)	(18.3)
Recognized prior service cost (credit)	0.3	0.3	1.0	(15.3)	(9.6)	(3.9)
Recognized actuarial loss	18.7	16.8	28.7	4.4	5.0	9.2
Amortization of transition obligation	—	—	—	—	—	1.1
Net periodic benefit cost	29.0	30.5	41.4	(9.9)	2.4	16.5
Amount allocated to construction projects	(4.6)	(4.3)	(5.7)	1.9	(0.4)	(2.8)
Amount deferred as regulatory asset (liability)-net	7.1	7.0	(3.7)	(0.2)	(2.3)	2.4
Amount charged (credited) to expense	$31.5	$33.2	$32.0	$(8.2)	$(0.3)	$16.1

Amounts included in the line item “Amount deferred as regulatory asset/liability-net,” as shown in the table above, represent the amortization of previously unrecovered costs of the applicable pension benefits or the health and life benefits as approved in the District of Columbia. These balances are being amortized over a five year period.
ASSUMPTIONS
The weighted average assumptions used to determine net periodic benefit obligations and net periodic benefit costs were as follows:

Benefit Obligations Assumptions

	Pension Benefits		Health and Life Benefits
September 30,	2015	2014	2015	2014
Discount rate(a)	4.10%-4.50%	4.00%-4.40%	4.50%	4.40%
Rate of compensation increase	3.50%-4.10%	3.50%-4.10%	4.10%	4.10%

(a)The increase in the discount rate in fiscal year 2015 compared to prior years primarily reflects the increase in long-term interest rates.

Net Periodic Benefit Cost Assumptions

	Pension Benefits			Health and Life Benefits
Years Ended September 30,	2015	2014	2013	2015	2014	2013
Discount rate(a)	4.00%-4.40%	4.50%-5.00%	4.00%	4.40%	4.60%-5.10%	4.00%
Expected long-term return on plan assets(b)	6.75%	6.50%	6.75%	6.25%	6.25%	6.75%
Rate of compensation increase(c)	3.50%-4.10%	3.85%-5.15%	3.85%-5.15%	4.10%	3.85%	3.85%
(a) The changes in the discount rates over the last three fiscal years primarily reflect the changes in long-term interest rates.
(b) For health and life benefits, the expected returns for certain funds may be lower due to certain portions of income that are subject to an assumed income tax rate of 45.6%.
(c) The changes in the rate of compensation reflects the best estimates of actual future compensation levels including consideration of general price levels, productivity, seniority, promotion, and other factors such as inflation rates.
Expected long-term return on plan assets
Washington Gas determines the expected long-term rate of return on plan assets by averaging the expected earnings for the target asset portfolio. In developing the expected rate of return assumption, Washington Gas evaluates an analysis of historical actual performance and long-term return projections, which gives consideration to our asset mix and anticipated length of obligation of our plan.
Mortality Assumptions

For purposes of the September 30, 2015 measurement date, Washington Gas adopted new mortality assumptions for its pension and other post-retirement benefit obligations, which reflect increased life expectancies in the U.S. The adoption of new mortality assumptions increased the projected benefit obligations for Washington Gas' pension and other post-retirement benefit plans by approximately $46.8 million and $15.3 million, respectively.
Healthcare cost trend
Washington Gas assumed the healthcare cost trend rates related to the accumulated post-retirement benefit obligation for non-Medicare eligible retirees to be 6.7% for fiscal year 2016. Washington Gas expects the rate to decrease to 6.3% in fiscal 2017, 3.2% in fiscal 2018 and to 2.2% in fiscal 2019, and remain at that level thereafter. The significant decrease in the expected trend rate between fiscal 2017 and 2018 is driven by the amendment to the Washington Gas Light Company Retiree Medical Plan discussed above. The healthcare cost trend rate used to measure the accumulated post-retirement benefit obligation for non-Medicare eligible retirees as of September 30, 2014 was 7.0% for fiscal year 2015. This rate was expected to decrease gradually to 5.0% in 2021 and remain at that level thereafter.
For Medicare eligible retirees age 65 and older that will receive a subsidy each year through an HRA account, Washington Gas assumed no increase to the annual subsidy in fiscal year 2016 and a 3.0% increase thereafter in order to approximate possible future increases to the stipend. While the plan terms do not guarantee increases to the stipend, Washington Gas intends to review the stipend annually.

Healthcare Trends
(In millions)	One Percentage-Point Increase	One Percentage-Point Decrease
Increase (decrease) total service and interest cost components	$1.3	$(1.1)
Increase (decrease) post-retirement benefit obligation	$5.7	$(5.1)

INVESTMENT POLICIES AND STRATEGIES
The investment objective of the qualified pension, healthcare, and life insurance benefit plans (“Plan” or “Plans”) is to allocate each Plan’s assets to appropriate investment asset classes (asset categories) so that the benefit obligations of each Plan are adequately funded, consistent with appropriate risk tolerance guidelines for the Plans’ and Washington Gas’ tolerance for risk. Washington Gas' portion of retired employee healthcare and life insurance benefits obligation is funded through two trusts: (i) the Washington Gas Light Company Postretirement Benefit Master Trust for Retired Previously Union-Eligible Employees ("union-eligible truest") and (ii) the Washington Gas Light Company Postretirement Benefit Master Trust for Retired Management Employees ("management trust").
In order to best achieve the investment objectives for each Plan, strategic allocation targets and ranges are established that control exposure to selected investment asset classes. Target qualified pension plan trust asset allocations are 32.5% U.S. Large-Cap Equities, 4.5% U.S. Small/Mid-Cap Equities, 8% International Equities, 5% Real Estate and 50% Fixed Income. Target asset allocations are 50% U.S. Large-Cap Equities and 50% Fixed Income for the union-eligible trust. Target asset allocations are 60% U.S. Large-Cap Equities and 40% Fixed Income for the management trust. Actual asset balances are reviewed monthly and are allowed to range within plus or minus 5% or less of the target allocations. Assets are generally rebalanced to target allocations before actual amounts fall below or rise above the allowable ranges.
Asset/liability modeling (ALM) is used to test the benefits and risks of several potential strategic asset allocation mixes. Simulated investment performance results based on assumptions about expected return, volatility, and correlation characteristics of the selected asset classes are tested for their effects on contributions, pension expense, PBO funded status, and downside Value at Risk metrics over a ten-year planning time horizon. Important outcomes from past ALM studies include decisions to increase fixed income exposure, lengthen the duration of those fixed income assets and implement a dynamic asset allocation strategy that allows for the de-risking of the portfolio over time. Under this strategy, the target fixed income allocation percentage will increase by 5% for each 5% improvement in the plan’s funded ratio, as measured by an investment consultant. This strategy resulted in portfolio de-risking during October 2012 including increased fixed income exposure and reduced U.S. large-cap equity exposure.
The most recent pension plan ALM study was completed during November 2014. The study did not result in any changes to investment strategy.
For the qualified pension plan, Washington Gas’ funding policy is to contribute an amount sufficient to satisfy the minimum annual funding requirements under the Pension Protection Act. Any contributions above the minimum annual funding requirements would be limited to amounts that are deductible under appropriate tax law. For the healthcare and life insurance benefit plans, Washington Gas’ funding policy is to contribute amounts that are collected from ratepayers.
Significant amounts of the various Plans’ assets are managed by the same financial institution. In addition, the Plans have a high exposure to U.S. based investments. There are no other significant risk concentrations related to investments in any entity, industry, country, commodity, or investment fund.
Investment vehicles used to manage qualified pension plan trust and management trust assets include commingled funds and pooled separate accounts. A private placement mutual fund is also employed to manage a portion of qualified pension plan trust assets. Commingled funds are used in the management of union-eligible trust assets.

U.S. and international equity assets are diversified across sectors, industries, and investment styles. Fixed income assets are primarily diversified across U.S. government and investment grade corporate debt instruments, with some exposure to foreign sovereign debt and minor exposure to non-investment-grade securities. Real estate is diversified geographically across the U.S. by property type.
The qualified pension plan’s investment policy allows the use of futures, options, and other derivatives for purposes of reducing portfolio risk and as a low-cost option for gaining market exposure, but derivatives may not be used for leverage. The qualified pension plan’s investment policy prohibits investments in Washington Gas securities. The prohibition applies to separately managed portfolios but does not apply to any commingled fund investments.
The following tables present the fair value of the pension plan assets and health and life insurance plan assets by asset category as of September 30, 2015 and 2014:

Pension Plan Assets
					% of
($ In millions)	Level 1	Level 2	Level 3	Total	Total
At September 30, 2015
Cash and cash equivalents	$0.8	$—	$—	$0.8	0.1%
Equity securities
U.S. Small Cap	28.7	—	—	28.7	3.7
Preferred Securities	—	0.1	—	0.1	—
Fixed income securities
U.S. Treasuries	—	101.3	—	101.3	13.0
U.S. Corporate Debt	—	204.6	—	204.6	26.2
U.S. Agency Obligations and Government Sponsored Entities	—	23.9	—	23.9	3.1
Asset-Backed Securities and Collateralized Mortgage Obligations	—	1.7	—	1.7	0.2
Municipalities	—	14.0	—	14.0	1.8
Non-U.S. Corporate Debt	—	37.1	—	37.1	4.8
Repurchase Agreements(a)	—	5.3	—	5.3	0.7
Other(b)	—	4.7	—	4.7	0.6
Mutual Funds(c)	—	29.3	—	29.3	3.7
Commingled Funds and Pooled Separate Accounts(d)	—	274.8	27.7	302.5	38.7
Private Equity/Limited Partnerships(e)	—	28.0	—	28.0	3.6
Derivatives(f)	—	(0.1)	—	(0.1)	—
Total fair value of plan investments	$29.5	$724.7	$27.7	$781.9	100.2%
Receivable (payable)(g)				(1.7)	(0.2)
Total plan assets at fair value				$780.2	100.0%

Pension Plan Assets
					% of
($ In millions)	Level 1	Level 2	Level 3	Total	Total
At September 30, 2014
Cash and cash equivalents	$0.6	$—	$—	$0.6	0.1%
Equity securities
U.S. Small Cap	32.3	—	—	32.3	4.0
Preferred Securities	—	0.1	—	0.1	—
Fixed income securities
U.S. Treasuries	—	110.6	—	110.6	13.8
U.S. Corporate Debt	—	108.4	—	108.4	13.5
U.S. Agency Obligations and Government Sponsored Entities	—	24.6	—	24.6	3.0
Asset-Backed Securities and Collateralized Mortgage Obligations	—	1.8	—	1.8	0.2
Municipalities	—	9.2	—	9.2	1.1
Non-U.S. Corporate Debt	—	23.8	—	23.8	3.0
Repurchase Agreements(a)	—	2.5	—	2.5	0.3
Other(b)	—	7.0	—	7.0	0.8
Mutual Funds(c)	—	112.4	—	112.4	14.0
Commingled Funds and Pooled Separate Accounts(d)	—	316.2	23.8	340.0	42.3
Private Equity/Limited Partnerships(e)	—	30.5	—	30.5	3.8
Derivatives(f)	—	(0.1)	—	(0.1)	—
Total fair value of plan investments	$32.9	$747.0	$23.8	$803.7	99.9%
Receivable (payable)(g)				1.0	0.1
Total plan assets at fair value				$804.7	100.0%
(a) This category includes Treasury Bills with a pre-commitment from the counterparty to repurchase the same securities on the next business day at an agreed-upon price.
(b) This category primarily includes Yankee bonds and non-U.S. government bonds.
(c) At September 30, 2015, investments in mutual funds consisited primarily of common stock of non-U.S. companies. At September 30, 2014, investments in mutual funds consisted primarily of corporate fixed income instruments.
(d) At September 30, 2015, investments in commingled funds and pooled separate accounts consisted primarily of 80% common stock of large-cap U.S. companies; 18% income producing properties located in the United States; and 2% short-term money market investments. At September 30, 2014, investments in commingled funds and pooled separate accounts consisted primarily of 75% common stock of large-cap U.S. companies; 14% income producing properties located in the United States; 9% equity securities of non-U.S. companies; and 2% short-term money market investments.
(e) At September 30, 2015 and 2014, investments in private equity/limited partnership consisted of common stock of international companies.
(f) At September 30, 2015, this category included long-term U.S. Treasury interest rate futures contracts, interest rate put options and credit default swap indexes. At September 30, 2014, this category included long-term U.S. Treasury interest rate futures contracts and interest rate put options.
(g) At September 30, 2015, this payable represents a pending trade for investment purchases. At September 30, 2014, this receivable represents a pending trade for investment sales.

Healthcare and Life Insurance Plan Assets
					% of
($ In millions)	Level 1	Level 2	Level 3	Total	Total
At September 30, 2015
Cash and Cash Equivalents	$—	$—	$—	$—	—%
Mutual Funds(a)	1.9	—	—	1.9	0.4
Fixed Income Securities
U.S Agency Obligations	—	1.8	—	1.8	0.4
U.S. Treasuries	—	27.7	—	27.7	6.3
U.S. Corporate Debt	—	33.5	—	33.5	7.7
Municipalities	—	4.0	—	4.0	0.9
Non-U.S. Corporate Debt	—	4.9	—	4.9	1.1
Others(b)	—	4.3	—	4.3	1.0
Commingled Funds(c)	—	359.7	—	359.7	82.0
Total fair value of plan investments	$1.9	$435.9	$—	$437.8	99.8%
Receivable (payable)				0.7	0.2
Total plan assets at fair value				$438.5	100.0%

At September 30, 2014
Cash and Cash Equivalents	$0.8	$—	$—	$0.8	0.2%
Mutual Funds(a)	—	1.9	—	1.9	0.4
Fixed Income Securities
U.S Agency Obligations	—	2.0	—	2.0	0.5
U.S. Treasuries	—	25.6	—	25.6	5.8
U.S. Corporate Debt	—	34.0	—	34.0	7.7
Municipalities	—	4.8	—	4.8	1.1
Non-U.S. Corporate Debt	—	5.7	—	5.7	1.3
Others(b)	—	5.3	—	5.3	1.2
Commingled Funds(c)	—	359.7	—	359.7	81.8
Total fair value of plan investments	$0.8	$439.0	$—	$439.8	100.0%
Receivable (payable)				(0.2)	—
Total plan assets at fair value				$439.6	100.0%
(a) At September 30, 2015, investments in mutual funds consisted of a short-term money market fund valued at $1.00 per share. At September 30, 2014, investments in mutual funds consisted primarily of 63% short-term obligations consisting of certificates of deposit and time deposits, 23% high-quality commercial paper, 6% repurchase agreements, 4% corporate notes of U.S. and foreign corporations and 4% U.S. governmental and U.S. agency securities.
(b) At September 30, 2015 and 2014, this category consisted primarily of 76% non-U.S. government bonds and 24% Yankee bonds.
(c) At September 30, 2015, investments in commingled funds consisted primarily of 68% common stock of large-cap U.S. companies,16% governmental fixed income securities and 16% corporate bonds. At September 30, 2014, investments in commingled funds consisted primarily of 66% common stock of large-cap U.S. companies, 17% U.S. agency obligations and government sponsored entities and 17% corporate bonds.
Valuation Methods
Equity securities are traded on a securities exchange and are valued at the closing quoted market price as of the balance sheet date.
Mutual funds are valued at the quoted net asset value (NAV) per share, which is computed as of the close of business on the balance sheet date. Mutual funds with a publicly quoted NAV per share are classified as Level 1; mutual funds with a NAV per share that is not made publicly available are classified as Level 2. Real Estate Investment Funds which have redemption restrictions are classified as Level 3.
Commingled funds and pooled separate accounts are valued at the quoted NAV per unit, computed as of the close of business on the balance sheet date.
Private Equity/Limited Partnership funds are valued at the quoted NAV, which is computed monthly and allocated based on ownership interest in partners’ capital.
Fixed income securities are valued using pricing models that consider various observable inputs such as benchmark yields, reported trades, broker quotes and issuer spreads to determine fair value.

The Plans may engage in repurchase transactions. Generally, in accordance with the terms of a repurchase agreement, the Plans take possession of Treasury Bills in exchange for cash and the counterparty is obligated to repurchase, and the Plan to resell, the same securities at an agreed-upon price and time. The repurchase agreements have a one-day maturity and a fair value equal to the Plan’s cash outlay at the time the agreement is executed.
The following table summarizes the changes in the fair value of the Level 3 assets for the fiscal years ended 2015 and 2014:

(In millions)
Years Ended September 30,	2015	2014
Balance, beginning of year	$23.8	$21.1
Actual return on plan assets:
Assets still held at year end	3.9	2.7
Balance, end of year	$27.7	$23.8

Benefit Contribution
During fiscal year 2015, Washington Gas did not contribute to its qualified pension but did contribute $1.8 million to its non-funded DB SERP plan. During fiscal year 2016, Washington Gas does not expect to make a contribution to its qualified pension plan and expects to make a payment of $4.8 million to its non-funded DB SERP. During fiscal year 2015, Washington Gas contributed $16.0 million to its health and life insurance benefit plans. Washington Gas expects to make a contribution of $16.0 million to its health and life insurance benefit plans during fiscal year 2016.
Expected Benefit Payments
Expected benefit payments, including benefits attributable to estimated future employee service, which are expected to be paid over the next ten years are as follows:

Expected Benefit Payments
(In millions)	Pension Benefits	Health and Life Benefits
2016	$49.1	$17.2
2017	50.5	17.6
2018	51.5	17.2
2019	53.2	17.4
2020	54.3	17.4
2021—2025	284.1	86.9

MEDICARE SUBSIDY RECEIPTS / EMPLOYER GROUP WAIVER PLAN
Prior to 2013 Washington Gas sponsored a post-65 retiree prescription drug plan that was at least actuarially equivalent to Medicare (Medicare Part D), and as a result was eligible to receive a federal subsidy under the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Effective January 1, 2013 Washington Gas implemented an Employer Group Waiver Plan with a wraparound supplemental plan (“EGWP/wrap”). Accordingly, the Washington Gas retiree medical plan began receiving direct reimbursements and discounts from Medicare and the large pharmaceutical companies. During the years ended September 30, 2015 and 2014, Washington Gas received $0.8 million and $0.5 million in reimbursements related to the EGWP/wrap, respectively. Effective January 1, 2015, Washington Gas ceased to participate in the EGWP/wrap because participants age 65 and older will be transitioning into the new WGL Retiree HRA Plan, where such participants will receive an annual stipend that could be used to purchase health and prescription drug insurance.
REGULATORY MATTERS
A significant portion of the estimated pension and post-retirement medical and life insurance benefits apply to our regulated activities. Each regulatory commission having jurisdiction over Washington Gas requires it to fund amounts reflected in rates for post-retirement medical and life insurance benefits into irrevocable trusts.

District of Columbia Jurisdiction
The PSC of DC has approved a level of rates sufficient to recover annual costs associated with the qualified pension and other post-retirement benefits. Expenses of the SERP allocable to the District of Columbia are not recovered through rates. The PSC of DC granted the recovery of post-retirement medical and life insurance benefit costs determined in accordance with GAAP through a five-year phase-in plan that ended September 30, 1998. Washington Gas deferred the difference generated during the phase-in period as a regulatory asset. Effective October 1, 1998, the PSC of DC granted Washington Gas full recovery of costs determined under GAAP, plus a fifteen-year amortization of the regulatory asset established during the phase-in period that ended in fiscal year 2014. On May 15, 2013, the PSC of DC issued an order providing for recovery of unrecovered costs for pension and other post-retirement benefits as of November 30, 2012. The order allowed a five-year amortization period.
Maryland Jurisdiction
In Washington Gas’ most recent rate case, the PSC of MD approved 50% of the expenses of the SERP for recovery through rates. The PSC of MD has approved a level of rates sufficient to recover pension and other post-retirement benefit costs as determined under GAAP.
Virginia Jurisdiction
On September 28, 1995, the SCC of VA issued a generic order that allowed Washington Gas to recover most costs determined under GAAP for post-retirement medical and life insurance benefits in rates over twenty years. The SCC of VA, however, set a forty-year recovery period of the transition obligation. As prescribed by GAAP, Washington Gas amortizes these costs over a twenty-year period. With the exception of the transition obligation, the SCC of VA has approved a level of rates sufficient to recover annual costs for all pension and other post-retirement medical and life insurance benefit costs determined under GAAP.